                          REGISTRATION RIGHTS AGREEMENT

                                                                   June 28, 1996

To each of the persons
named on Schedule I hereto:

Dear Sirs:

     This will confirm that, in consideration of the consummation of the merger of BITUG Acquisition Corp. ("Acquisition"), a wholly-owned subsidiary of The BISYS Group, Inc. (the "Company"), with and into T.U.G., Inc. ("TUG"), pursuant to the Agreement and Plan of Merger dated as of June 28, 1996 among the Company, Acquisition, TUG and the shareholders of TUG named therein, including you, in which an aggregate number of shares of Common Stock, $.02 par value, of the Company (the "Shares"), set forth on Schedule I hereto opposite your name will be issuable to you upon conversion of shares of common stock, par value $.01 per share of TUG held by you, the Company hereby covenants and agrees with each of you, as follows:

     1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

          "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "COMMON STOCK" shall mean the Common Stock, $.02 par value, of the Company, as constituted as of the date of this Agreement, subject to adjustment pursuant to the provisions of Section 6 hereof.

          "EFFECTIVE TIME" shall mean the Effective Time of the Merger, as defined in the Merger Agreement.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "MERGER" shall mean the merger of Acquisition with and into TUG pursuant to the Merger Agreement.

          "MERGER AGREEMENT" shall mean the Agreement and Plan of Merger dated as of June 28, 1996 among the Company, Acquisition, TUG and each of the shareholders of TUG.

          "REGISTERABLE STOCK" shall mean any shares of Common Stock issued to you in the Merger, including the shares of Common Stock pledged to the Company and to Pennsylvania State Bank pursuant to Sections 7.06 and 7.19 of the Merger Agreement, and not transferred in a public sale registered under the Securities Act or in accordance with the provisions of Rule 144 under the Securities Act.

          "REGISTRATION EXPENSES" shall mean the expenses so described in
     Section 5 hereof.

          "REGISTRATION PERIOD" shall mean the period commencing upon the termination of the restrictions imposed by Section 7.12(a) of the Merger Agreement and ending on the third anniversary of the Effective Time.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SELLING EXPENSES" shall mean the expenses so described in Section 5 hereof.

     2.   REQUIRED REGISTRATION.

          (a) At any time during the Registration Period, any holder or holders of the majority of the Registerable Stock may request the Company to register under the Securities Act such Registerable Stock for public sale.

          (b) Promptly following receipt of any notice under this Section 2, the Company shall notify any holders of Registerable Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act for public sale the number of shares of Registerable Stock specified in such notice (and in any notices received from other holders within 20 days after notice from the Company). The Company, at its sole option, may elect to register such Registerable Stock for an underwritten public offering, and, in such event, the Company shall designate the managing underwriter of such offering. The Company shall not be obligated to effect registration of Registerable Stock pursuant to this Section 2 on more than one occasion.

          (c) Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any registration pursuant to this Section 2 hereof:

               (i) within 180 days after the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account;

               (ii) at any time that the Company has filed or is in good faith planning to file within 120 days after receipt by the Company of the request for registration a registration statement on Form S-4 or any successor form pertaining to shares of Common Stock to be issued in connection with any merger, consolidation, acquisition of assets (outside of the ordinary course of business) or capital stock, or other business combination involving the Company or any subsidiary of the Company; or

               (iii)     at any time after the expiration of the Registration
     Period.


     3. INCIDENTAL REGISTRATION. If the Company at any time during the Registration Period (other than pursuant to Section 2 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for-registering Registerable Stock for sale to the public), it will give notice at such time to all holders of outstanding Registerable Stock of its intention to do so. Upon the written request of any such holder, given within 20 days after receipt of any such notice by the Company, to register any of its Registerable Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registerable Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registerable Stock so registered. In the event that any registration pursuant to this Section 3 shall be an underwritten public offering of Common Stock, the Registerable Stock to be included in such registration shall be included on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. Notwithstanding the foregoing, the number of shares of Registerable Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders based upon the number of shares of Registerable Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein by any other seller (including without limitation the Company).

     Notwithstanding anything to the contrary contained in this Section 3, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Registerable Stock, and a holder of

Registerable Stock does not elect to sell his Registerable Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Registerable Stock so registered pursuant to this Section 3 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the aftermarket.

     4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 2 or Section 3 hereof to use its best efforts to effect the registration of any of the Registerable Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities (which shall be on Form S-3 if the Company is then eligible to use such form and otherwise on Form S-1 or other form of general applicability acceptable to the Company), and shall use its best efforts to cause such registration statement to become and remain effective for the period of distribution set forth hereinbelow;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of distribution set forth hereinbelow;

          (c) furnish to each seller and to each underwriter, if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registerable Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Registerable Stock covered by such registration statement under the securities or blue sky laws of a reasonable number of jurisdictions (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction):

          (e) promptly notify each seller of Registerable Stock and the managing underwriters, if any, and (if requested by any such person) confirm such advice in writing, (i) when such registration statement or any amendment or supplement thereto or to the prospectus or preliminary prospectus contained therein has been filed, (ii) of any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of proceedings for that purpose, or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose;

          (f) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly thereafter prepare and file with the Commission a supplement or amendment to such prospectus, such registration statement or any document incorporated therein by reference, or make such other filing, such that as thereafter delivered to the purchasers of Registerable Stock, the prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (g) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement;

          (h) in the case of an underwritten offering of Registerable Stock, if requested by the managing underwriter or underwriters of such offering or by any selling holder of Registerable Stock, promptly incorporate in a prospectus supplement or post-effective amendment to such registration statement such information as such managing underwriter or underwriters shall agree should be included relating to the plan of distribution of such Registerable Stock, including without limitation information with respect to the number of shares of Registerable Stock being sold to the underwriters, the purchase price being paid therefor by the underwriters and other material terms of such underwriting), and file with the Commission such supplement or post-effective amendment as promptly as practicable after notification of the information to be incorporated therein;

          (i) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of Section 4(a) and (b) above, the period of distribu-tion of Registerable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registerable Stock in any other registration shall be deemed to extend until the earlier to occur of the sale of all Registerable Stock covered thereby or eighteen months after the effective date thereof.

     In connection with each registration hereunder, the selling holders of Registerable Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

     5. EXPENSES. All expenses incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, but excluding any Selling Expenses (hereinafter defined), are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registerable Stock are herein called "Selling Expenses."

     The Company will pay all Registration Expenses in connection with the registration statements filed pursuant to Section 2 or Section 3 hereof. All Selling Expenses in connection with such registration statements, shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

     6. INDEMNIFICATION. In the event of a registration of any of the Registerable Stock under the Securities Act pursuant to Section 2 or Section 3 hereof, the Company will indemnify and hold harmless each seller of such Registerable Stock thereunder, each partner, officer and director or each such seller, each underwriter of Registerable Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, partner, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registerable Stock was registered under the Securities Act pursuant to Section 2 or Section 3 hereof any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the same in connection with the offering covered by such registration statement, and the Company will reimburse each such seller, partner, officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by such seller or any of its partners, officers, directors, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

     In the event of a registration of any of the Registerable Stock under the Securities Act pursuant to Section 2 or Section 3 hereof, each seller of such Registerable Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Stock was registered under the Securities Act pursuant to Section 2 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the same in connection with the offering covered by such registration statement, and each such seller will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus. Notwithstanding the foregoing, (i) no seller shall be liable for payments of amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld), and (ii) in no event shall the liability of any seller of Registerable Stock under this Section 6 in connection with any registration exceed the proceeds received by such seller from the sale of shares of Registerable Stock in such registration.

     Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 6. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     If the indemnification provided for in the first two paragraphs of this
Section 6 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Registerable Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this
Section 6. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Registerable Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO rata allocation (even if all of the sellers of such Registerable Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Registerable Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     The indemnification of underwriters provided for in this Section 6 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters, and the indemnification of the sellers of Registerable Stock in such underwriting shall, at the sellers' request, be modified to conform to such terms and conditions.

     7. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     8.   CURRENT PUBLIC INFORMATION.  The Company agrees with you as follows:

          (a) The Company shall use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof.

          (b) The Company shall use its best efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act.

          (c) The Company shall furnish to such holder of Registerable Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Registerable Stock to sell any such securities without registration.

     9. EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective at the Effective Time. If the Effective Time shall not occur, this Agreement shall be of no force and effect.

     10.  MISCELLANEOUS.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, PROVIDED, HOWEVER, that the obligations of the Company hereunder shall inure only to the benefit of you and a person who shall become a holder of Registerable Stock by will or the laws of descent and distribution, and the term "Registerable Stock" as used herein shall be limited to Registerable Stock held by you or any such person.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

          if to the Company, to it at Overlook at Great Notch, 150 Clove Road, Little Falls, New Jersey 07424, Attention: Chairman and Chief Executive Officer;

          if to any holder of Registerable Stock, at its address as set forth in Annex I hereto;

          if to any subsequent holder of Registerable Stock pursuant to
     Section 10(b) hereof to it at such address as may have been furnished to the Company in writing by such holder;

     or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registerable Stock or to such holders of Registerable Stock (in the case of the Company).

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing signed by the holders of not less than a majority of the Registerable Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.

                                                  Very truly yours,

                                                  THE BISYS GROUP, INC.


                                                  By: /s/ Lynn J. Mangum
                                                      --------------------------
                                                      Name:   Lynn J. Mangum
                                                      Title:  Chairman and Chief
                                                              Executive Officer

AGREED TO AND ACCEPTED
as of the date first
above written.


/s/ Anthony A. Pascotti
- ------------------------------
Anthony A. Pascotti


/s/ J. Randall Grespin
- ------------------------------
J. Randall Grespin


                       [signatures continued on next page]

                   [signatures continued from preceding page]

/s/ Gary D. Weller  /s/ Susan A. Weller
- ----------------------------------------
Gary D. Weller and Susan A. Weller


/s/ Arthur A. Kusic
- ----------------------------------------
Arthur A. Kusic


/s/ Ronald J. Fulton
- ----------------------------------------
Ronald J. Fulton


/s/ Alan H. Herman
- ----------------------------------------
Alan H. Herman


/s/ William P. Ratz
- ----------------------------------------
William P. Ratz


/s/ Crisa S. Hamilton
- ----------------------------------------
Crisa S. Hamilton


/s/ James V. Medici
- ----------------------------------------
James V. Medici


/s/ Robert S. Salva
- ----------------------------------------
Robert S. Salva


Steven C. Leisher
- ----------------------------------------
Steven C. Leisher


/s/ Steven Wevodau /s/ Judith A. Wevodau
- ----------------------------------------
Steven Wevodau and Judith A. Wevodau


/s/ Patricia A. Heins
- ----------------------------------------
Patricia A. Heins


/s/ Betty Fenicle
- ----------------------------------------
Betty Fenicle


/s/ Lucille Greenwell
- ----------------------------------------
Lucille Greenwell

                                                                      SCHEDULE I


                                                           Number of Shares
Name and Address                                           of Common Stock
- ----------------                                           ----------------

Anthony A. Pascotti                                            380,093
1205 Galloway Lane
Harrisburg, PA   17111

J. Randall Grespin                                              41,109
34 Banbury Road
Hummelstown, PA   17036

Gary D. Weller and Susan A. Weller                              27,816
131 Briarwood Court
Camp Hill, PA   17011

Arthur A. Kusic                                                  5,881
6800 Cornell Road
Harrisburg, PA   17110

Ronald J. Fulton                                                 5,394
2307 Buckingham Avenue
Mechanicsburg, PA   17055

Alan H. Herman                                                   5,394
5026 Inverness Drive
Mechanicsburg, PA   17055

William P. Ratz                                                  5,394
520 Devon Road
Camp Hill, PA   17011

Crisa S. Hamilton                                                4,123
4419 St. Andrews Way
Harrisburg, PA   17110

James V. Medici                                                  4,123
130 Rodney Lane
Camp Hill, PA   17011

Robert S. Salva                                                  4,123
2600 Outerbridge Road
Harrisburg, PA   17110

Steven C. Leisher                                                2,938
6550 Via Alcazar
Carlsbad, CA   92009

Steven Wevodau and Judith A. Wevodau      2,331
6347 Locust Lane
Mechanicsburg, PA   17055

Patricia A. Heins                                                1,557
708 4th Street
New Cumberland, PA   17055

                                                           Number of Shares
Name and Address                                           of Common Stock
- ----------------                                           ----------------

Betty Fenicle                                                      519
29 Judy Lane
Harrisburg, PA   17112

Lucille Greenwell                                                  519
9823 Hollow Glen Place
Silver Spring, MD   20910